                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))

                         INSIGNIA FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]   No fee required.
[ ]  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


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[INSIGNIA FINANCIAL GROUP LOGO][GRAPHIC OMITTED]
15 South Main Street
Suite 900
Greenville, SC  29601

================================================================================

M E M O R A N D U M

To: Insignia Douglas Elliman and Insignia Residential Group Employees Participating in Insignia's 1998 Employee Stock Purchase Plan

From:    Yvonne Owens

Subject: Impact of Sale on Employee Stock Purchase Plan

Date:    March 17, 2003

         As you are aware, Montauk Battery Realty, LLC has recently acquired Insignia Douglas Elliman LLC and Insignia Residential Group, Inc. (the "Residential Sale") from Insignia Financial Group, Inc. ("Insignia"). The Residential Sale is considered a termination of your employment with Insignia under the terms of Insignia's 1998 Employee Stock Purchase Plan.

         Payroll deductions credited to your account under Insignia's 1998 Employee Stock Purchase Plan as of the date of the Residential Sale will be used to purchase shares of Insignia's Common Stock for the offering period ending March 31, 2003. No further deductions will be taken from any pay that is due and owing to you. Shares of Insignia's Common Stock that you have acquired under Insignia's 1998 Employee Stock Purchase Plan will be converted into the right to receive the common merger consideration in the pending merger (the "CB Transaction") between Insignia and CB Richard Ellis Services, Inc. if the CB Transaction is consummated. However, if you sell your shares of Insignia's Common Stock prior to the consummation of the CB Transaction, you will receive the proceeds from the sale of such stock and you will not be entitled to receive any additional compensation with respect to those shares upon the consummation of the CB Transaction. You should note, however, that there can be no assurance that the CB Transaction will be consummated.

         We fully recognize and appreciate the contribution you have made to the success of the residential business. Please call me at (864) 298-8499 if you have any questions.

*               *              *

         In connection with the CB Transaction, Insignia will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Insignia with the SEC.

                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

[INSIGNIA FINANCIAL GROUP LOGO][GRAPHIC OMITTED]
15 SOUTH MAIN STREET
Suite 900
Greenville, SC 29601

================================================================================

M E M O R A N D U M

To:      Insignia Douglas Elliman and Insignia Residential Group
         Optionholders

From:    Yvonne Owens

Subject: Treatment of Outstanding Stock Options

Date:    March 17, 2003

         As you are aware, Montauk Battery Realty, LLC has recently acquired Insignia Douglas Elliman LLC and Insignia Residential Group, Inc. (the "Residential Sale") from Insignia Financial Group, Inc. ("Insignia").

         For purposes of your outstanding stock options to purchase Insignia's Common Stock under the terms of Insignia's 1998 Stock Incentive Plan, the Residential Sale is considered a termination of your employment with Insignia. Optionholders generally have 90 days to exercise the vested portion of outstanding stock options following a termination of employment, although the specific post-termination exercise period applicable to your outstanding stock options is set forth in your stock option agreement. WE URGE YOU TO CHECK YOUR INDIVIDUAL STOCK OPTION AGREEMENT FOR THE SPECIFIC POST-TERMINATION EXERCISE PERIOD.

         Shares of Insignia's Common Stock that you acquire by the exercise of your VESTED OUTSTANDING STOCK OPTIONS will be converted into the right to receive the common merger consideration in the pending merger (the "CB Transaction") between Insignia and CB Richard Ellis Services, Inc. ("CB") if the CB Transaction is consummated. However, if you sell your shares of Insignia's Common Stock prior to the consummation of the CB Transaction, you will receive the proceeds from the sale of such stock and you will not be entitled to receive any additional compensation with respect to those shares (or the options you exercised) upon the consummation of the CB Transaction. You should note, however, that there can be no assurance that the CB Transaction will be consummated.

         If the CB Transaction is consummated, any vested stock options that are not exercised and remain outstanding immediately prior to the CB Transaction will be canceled in the CB Transaction and you will be entitled to a lump sum cash payment equal to the number of shares underlying such vested stock options multiplied by the excess, if any, of (i) the common merger consideration in the CB Transaction over (ii) the exercise price per share of Insignia's Common Stock subject to such stock options, in each case without interest and less any applicable withholding taxes. Such payment will be made by CB promptly after the consummation of the CB Transaction. In addition, CB has agreed that, if the CB Transaction occurs, it will make a payment to you with respect to any vested stock options that are not exercised and expire prior to the consummation of the CB Transaction, subject to the conditions discussed more fully below.

         Any portion of your outstanding stock options that were NOT VESTED upon your "termination of employment" are non-exercisable and have been canceled. However, CB has also agreed that, if the CB Transaction occurs, it will make a payment to you with respect to such unvested stock options, subject to the conditions discussed more fully below.

         In order to provide you the opportunity to benefit from the CB Transaction with respect to your unvested stock options that have been canceled and your vested stock options that are not exercised and expire prior to the consummation of the CB Transaction (collective, the "Special Options"), CB has agreed to make a lump sum cash payment to you, subject to the consummation of the CB Transaction, provided that you (1) remain employed by Insignia Douglas Elliman LLC or Insignia Residential Group, Inc. (or their successors), as applicable, through the consummation of the CB Transaction or (2) are terminated without cause by Insignia Douglas Elliman LLC or Insignia Residential Group, Inc. (or their successors) after March 13, 2003 and on or before the consummation of the CB Transaction. If the CB Transaction is consummated, he amount of the lump sum cash payment will be equal to the number of shares underlying your Special Options multiplied by the excess, if any, of (i) the common merger consideration in the CB Transaction over (ii) the exercise price per share of Insignia's Common Stock subject to the Special Options, in each case without interest and less any applicable withholding taxes. Such payment will be made by CB promptly after the consummation of the CB Transaction.

         IF YOU CHOOSE NOT TO EXERCISE THE VESTED PORTION OF YOUR OUTSTANDING STOCK OPTIONS PRIOR TO THE END OF THE APPLICABLE POST-TERMINATION EXERCISE PERIOD AND THE CB TRANSACTION IS NOT CONSUMMATED, YOUR OPTIONS WILL HAVE EXPIRED AND YOU WILL NOT BE ENTITLED TO RECEIVE ANY CONSIDERATION WITH RESPECT TO THE VESTED PORTION OF YOUR OUTSTANDING STOCK OPTIONS.

         We fully recognize and appreciate the contribution you have made to the success of the residential business. Please call me at (864) 298-8499 if you have any questions.

                                  *     *     *

         In connection with the CB Transaction, Insignia will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF INSIGNIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Corporate Communications, Insignia Financial Group, Inc., 200 Park Avenue, New York, New York 10166 (Telephone: (212) 984-6515). In addition, documents filed with the SEC by Insignia will be available free of charge at the SEC's web site at www.sec.gov.

         Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Insignia in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Insignia with the SEC.


                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                  COVERING SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

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